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                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                 FORM 8-K


                              CURRENT REPORT





                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                      Date of Report:  August 8, 1994









                    McCAW CELLULAR COMMUNICATIONS, INC.


A Delaware             Commission File          I.R.S. Employer
Corporation              No. 1-9854              No. 91-1379052






             5400 Carillon Point, Kirkland, Washington  98033

                      Telephone Number (206) 827-4500
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Item 5.  Other Events.

     On August 8, 1994, Bell Atlantic Corporation, Bell Atlantic Mobile Systems, Inc., NYNEX Corporation and NYNEX Mobile Communications, Inc. filed suit against AT&T Corp. ("AT&T") and McCaw Cellular Communications, Inc. (the "Company") in the United States District Court for the Eastern District of New York. A copy of the complaint is attached hereto as Exhibit 99(a).

     The complaint alleges that the Company's proposed merger (the "Merger") with a subsidiary of AT&T would violate Section 7 of the Clayton Act by decreasing competition in local cellular telephone service markets and eliminating competition between AT&T and the Company in the long distance cellular service market. The plaintiffs request a prompt hearing, a preliminary injunction, a judgment that the Merger violates Section 7 of the Clayton Act, and a permanent injunction prohibiting AT&T and the Company from merging, consolidating or affiliating pursuant to the Merger or otherwise and prohibiting AT&T from acquiring any direct or indirect interest in the Company, in addition to costs and reasonable attorneys' fees. The obligations of AT&T and the Company to consummate the Merger are subject to the condition that there be no preliminary or permanent injunction by any court prohibiting consummation of the Merger or permitting such consummation only subject to any conditions or restrictions unacceptable to AT&T in its reasonable judgment. Although the Company believes that the plaintiffs are not entitled to the relief sought, there can be no assurance that AT&T and the Company will prevail in this action.

     The closing of the Merger is also subject to the receipt of Federal Communications Commission approval and a waiver from the United States District Court for the District of Columbia as required by its April 5, 1994 Order in the case entitled United States v. Western Electric Co. Inc., et al., Civil Action No. 82-0192, declaring that AT&T's acquisition of the Company's interest in cellular properties controlled by a Bell Operating Company would violate section I(D) of the Modification of Final Judgment, United States v. American Telephone & Telegraph Co., 552 F. Supp. 131, 225-34 (D.D.C. 1982), aff'd sub nom. Maryland v. United States, 460 U.S. 1001 (1983). AT&T has filed its request for such waiver and oral argument took place on July 21, 1994. There can be no assurance as to whether, or when, the court will grant any such waiver or modification.

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Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.

     (a)  Financial statements of businesses to be acquired.

               Not applicable.

     (b)  Pro Forma Financial Information.

               Not applicable.

     (c)  Exhibits.

          Exhibit
          Number         Description

                              99(a)     Complaint, dated August 8, 1994
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                                SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             McCAW CELLULAR COMMUNICATIONS, INC.


                             ANDREW A. QUARTNER
                             -------------------------------
                             Andrew A. Quartner
                             Senior Vice President-Law

Date:  August 10, 1994
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                               EXHIBIT INDEX

    Exhibit
    Number

    99(a)     Complaint, dated August 8, 1994